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                                                                   Exhibit 10.27

                    ASSIGNMENT OF REAL ESTATE SALE AGREEMENT

     For good and valuable consideration, the receipt of which is hereby acknowledged, BC-GFS II LLC, a Delaware limited liability company ("Assignor"), hereby assigns, transfers and sets over to BC-GFS Boulder Creek LLC, a Delaware limited liability company ("Assignee"), all of Assignor's right, title and interest with respect to the real property and improvements commonly known as Boulder Creek Apartments, located in Wilsonville, Oregon and legally described in Exhibit A attached hereto, under that certain Real Estate Sale Agreement dated March 27, 2003, as amended by Letter Agreement dated as of April 24, 2003 and that certain First Amendment to Real Estate Sale Agreement dated as of May 2, 2003 (collectively, the "Agreement"), originally between EQR-FANCAP 2000A Limited Partnership, an Illinois limited partnership, as Seller, and Goodman Financial Services, Inc. ("Goodman") as Purchaser, and assigned by Goodman to Assignor pursuant to that certain Assignment of Real Estate Sale Agreement dated as of May 2, 2003.

     DATED this 21st day of May, 2003.

     ASSIGNOR:                       BC-GFS II LLC,
                                     a Delaware limited liability company

                                     By: GFS Equity Management LLC,
                                         a Washington limited liability company,
                                         its manager


                                         By: /s/ John A. Goodman
                                            --------------------------
                                             John A. Goodman, Manager


     ASSIGNEE:                       BC-GFS BOULDER CREEK LLC,
                                     a Delaware limited liability company

                                     By: BC-GFS II LLC, a Delaware limited
                                         liability company, its manager

                                         By: GFS Equity Management LLC, a
                                             Washington limited liability
                                             company, its manager


                                             By: /s/ John A. Goodman
                                                ---------------------------
                                                   John A. Goodman, Manager

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                                    EXHIBIT A

                               LEGAL DESCRIPTION

Those tracts of land described per Fee No. 84-20376 and Fee No. 86-31768, Clackamas County Deed Records, located in the Northeast one-quarter of Section 13, Township 3 South, Range 1 West, of the Willamette Meridian, in the County of Clackamas and State of Oregon, being more particularly described as follows:

Beginning at a found 1 inch iron pipe shown per Survey No. 22,960, Clackamas County Survey Records, marking the East one-quarter corner of said Section 13; thence along the South line of said Northeast one-quarter, South 89 DEG.31'58" West, 1119.81 feet to the East right-of-way line of Wilsonville Road (Market Road No. 12), a point on a curve; thence along the arc of a non-tangent 542.96 foot radius curve concave to the East through a central angle of 6 DEG.28'57", a distance of 61.43 feet (chord bears North 20 DEG.29'10" East, 61.40 feet) to a point of tangency; thence continuing along said line, parallel with and 30.00 feet distant from the center line of said Market Road No. 12, North 23 DEG.43'36" East, 1449.26 feet to a point of curvature; thence along the arc of a
316.48 foot radius curve concave to the West through a central angle of 21 DEG.34'15", a distance of 119.15 feet (chord bears North 12 DEG.56'27" East,
118.45 feet); thence leaving said line, South 0 DEG.57'22" East, 373.46 feet to an angle point; thence South 61 DEG.38'25" East, 544.85 feet to the East line of said Northeast one-quarter; thence along said line, South 0 DEG.11'43" East,
858.37 feet to the point of beginning.

EXCEPTING any portion lying within the right-of-way line of said Market Road No. 12.

ALSO EXCEPTING THEREFROM that portion conveyed to the City of Wilsonville for right of way by Deed recorded June 3, 1996 as Fee No. 96-039862.